Filed pursuant to Rule 497(e)
File Nos. 333-186044 and 811-22792

BLACKSTONE ALTERNATIVE ALPHA FUND II

Supplement dated June 27, 2014 to the

Blackstone Alternative Alpha Fund II

Prospectuses and Statement of Additional Information

for each of Advisor Class I, Advisor Class II, and Advisor Class III shares dated July 1, 2013, as revised August 7, 2013

Change in the Fund’s Administrator

Effective July 1, 2014, State Street Bank and Trust Company (“State Street”) serves as administrator for the Fund and the Master Fund and performs all the administrative services described in the Prospectuses and Statement of Additional Information.

State Street’s principal business address for the provision of administrative services in One Lincoln Street, Boston, MA 02111.

The description of compensation paid to the Administrator in the “Management of the Fund” section on page 54 of each of the Prospectuses is revised as follows:

The Master Fund compensates the Administrator according to a fee schedule, under which the following amounts are aggregated and paid monthly: 4.5 basis points on the first $250 million in aggregate net assets of the Master Fund, 3.5 basis points on the next $250 million in aggregate net assets of the Master Fund, 3.0 basis points on the next $500 million in aggregate net assets of the Master Fund, and 3.0 basis points on the aggregate net assets of the Master Fund in excess of $1 billion (the “Asset-Based Fees”). The Asset-Based Fees are subject to a monthly minimum fee.

Change in the Fund’s Transfer Agent

Effective July 1, 2014, State Street serves as the transfer agent for the Fund and the Master Fund and performs all the transfer agency services described in the Prospectuses and Statement of Additional Information.

State Street’s principal business address for the provision of transfer agency services is 200 Clarendon Street, Boston, MA 02116.

Change to the Fund’s Telephone Number

Effective July 1, 2014, you can contact the Fund via its transfer agent at 1-855-890-7725.